UNITED STATES
             SECURITIES AND EXCHANGE COMMISSION

                   Washington, D.C. 20549


                          FORM 8-K

                       CURRENT REPORT
           Pursuant to Section 13 or 15(d) of the
               Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported):

                       March 11, 2002


                  CERTIFIED SERVICES, INC.

   (Exact name of Registrant as specified in its Charter)

     NEVADA               0-31527            88-0444079

----------------------------------------------------------
(State or other         (Commission         (IRS Employer
 jurisdiction            File Number)       Identification
of incorporation)                              Number)



10602 Timberwood Circle
Lexington, Kentucky                       40223
(Address of principal                   (Zip Code)
 executive office)

Registrant's telephone number including area code:(502)339-4000




Exhibit Index

               Exhibit

99.1 Letter from G. Brad Beckstead, C.P.A.

Item 4.   Changes in Registrant's Certifying Accountant.

On March 15, 2002, the Company terminated G. Brad Beckstead, CPA as the Company's independent auditors and engaged Rosenberg, Rich Baker Berman & Company, P.C. as its independent auditors for the fiscal year ending December 31, 2001. The decision to terminate G. Brad Beckstead, CPA and to engage Rosenberg, Rich Baker Berman & Company, P.C. was recommended and approved by the board of directors of the registrant.

During the Registrant's most recent two (2) fiscal years and during any subsequent interim periods preceding the date of resignation, the Company has had no disagreements with G. Brad Beckstead, CPA on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

No accountant's report on the financial statements for the past two years contained an adverse opinion or a disclaimer of opinion or was qualified or modified as to uncertainty, audit scope or accounting principles. Although, audited statements prepared by G. Brad Beckstead, CPA contained a going concern qualification but such financial statements did not contain any adjustments for uncertainties stated therein.

The Company provided G. Brad Beckstead, CPA with a copy of this disclosure and requested that a letter be furnished to the Company, addressed to the SEC, stating whether he agrees with the statements made herein or the stating the reasons in which he does not agree. The letter from G. Brad Beckstead, CPA is filed herewith.

Item 7(c).     Exhibits

99.1 Letter from G. Brad Beckstead, CPA


                         SIGNATURES


     Pursuant to the requirements of the Securities Exchange
Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 21, 2002

                    CERTIFIED SERVICES, INC.

                    By:/s/ William Keywan
                    ----------------------------------------
                    Name:          William Keywan
                    Title:         President





Exhibit 99.1


                                   330 E. Warm Springs
                                   Las Vegas, NV 89119
                                   702.257.1984
                                   702.362.0540 (fax)

March 21, 2002

Securities and Exchange Commission
Washington, D.C.  20549

Gentlemen/Madams:

I was previously principal accountant for Certified Services, Inc. (the "Company") and reported on the financial statements of the Company for the years ended December 31, 2000 and 1999. Effective March 15, 2002, my appointment as principal accountant was terminated. I have read the
Company's statements included under Item 4 of its Form 8-K dated March 11, 2002, and I agree with such statements, except that I am not in a position to agree or disagree with the Company's statement that the change was approved by the Board of Directors or that Rosenberg, Rich Baker and Berman & Company, P.C. was not engaged regarding any matter requiring disclosure under Regulation S-K Item 304(a)(2).

Sincerely,

G. Brad Beckstead, CPA